U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2003

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation)	1-1035 (Commission File Number)	N/A (IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Current Report on Form 8-K
Item 9. Regulation FD Disclosure.
Signature
Index to Exhibits
News Release

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 9.   Regulation FD Disclosure.

This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216.

On July 24, 2003, Potash Corporation of Saskatchewan Inc. issued a news release announcing its second quarter 2003 results. The news release is attached hereto as Exhibit 99.1.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By:	/s/ John L.M. Hampton
John L.M. Hampton
Senior Vice President, General Counsel and Secretary
Potash Corporation of Saskatchewan Inc.

July 24, 2003

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Index to Exhibits

Exhibit Number	Description of Document

99.1	News release, dated July 24, 2003, issued by Potash Corporation of Saskatchewan Inc.

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